UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2024

Entergy Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-11299	72-1229752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

639 Loyola Avenue, New Orleans, Louisiana	70113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (504) 576-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
Common Stock, $0.01 Par Value	ETR	NYSE Chicago, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 6, 2024, Entergy Corporation (the “Company” or “Entergy”) entered into the First Amendment to Equity Distribution Sales Agreement, dated May 6, 2024 and attached hereto as Exhibit 1.01 (the “Sales Agreement Amendment”), with (i) BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc. and Scotia Capital (USA) Inc. (the “Additional Agents”) and the Existing Agents (as defined below), as sales agents and as forward sellers (in such capacities as applicable, the “Agents” and the “Forward Sellers”), and (ii) BNP Paribas, Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc and The Bank of Nova Scotia (the “Additional Forward Purchasers”) and the Existing Forward Purchasers (as defined below), as forward purchasers (in such capacity, the “Forward Purchasers”), to the Equity Distribution Sales Agreement, dated January 11, 2021, by and among the Company and BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Wells Fargo Securities, LLC (the “Existing Agents”), as sales agents and as forward sellers, and Bank of America, N.A., Citibank, N.A., JPMorgan Chase Bank, National Association, New York Branch, Mizuho Markets Americas LLC (with Mizuho Securities USA LLC acting as agent) and Wells Fargo Bank, National Association (the “Existing Forward Purchasers), as forward purchasers (the “Original Sales Agreement” and, as so amended and supplemented by the Sales Agreement Amendment, the “Sales Agreement”), to, among other things, (i) increase by $1,000,000,000 the aggregate gross sales price authorized under the Company’s at the market equity distribution program (the “Program”) and (ii) include the Additional Agents, as Agents and Forward Sellers, and the Additional Forward Purchasers, as Forward Purchasers, as parties to the Sales Agreement. Pursuant to the Sales Agreement, the Company, through the Agents and/or, as described below, through the Forward Sellers, may offer and sell from time to time shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) under the Program.

The Sales Agreement provides that, in addition to the issuance and sale of shares of Common Stock by the Company to or through the Agents, the Company may enter into forward sale agreements under separate master forward confirmations, a form of which is attached to the Sales Agreement Amendment as Exhibit C thereto, executed by and between the Company and each of the Additional Forward Purchasers on May 6, 2024 and by and between the Company and each of the Existing Forward Purchasers on January 11, 2021 (each, a “Master Forward Confirmation”), and related supplemental confirmations to be entered into between the Company and the relevant Forward Purchaser pursuant thereto.

After giving effect to previous sales and the authorized aggregate gross sales price increase described above, Common Stock with an aggregate gross sales price of $1,361,336,918 remains available for issuance under the Program. As previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, the Company currently expects to issue approximately $1.4 billion of equity under the Program through 2026, including approximately $430 million under previously executed forward sales agreements.

The offering of the Common Stock will be made pursuant to the Company’s Registration Statement on Form S-3 (No. 333-266624) (the “Registration Statement”), which became effective upon filing on August 8, 2022, a base prospectus dated August 8, 2022, and a Prospectus Supplement dated May 6, 2024. The Company has no obligation to offer or sell any Common Stock under the Sales Agreement and may at any time suspend offers under the Sales Agreement.

The foregoing descriptions of the Sales Agreement and the Master Forward Confirmations do not purport to be complete and are qualified in their entirety by reference to (i) the Sales Agreement Amendment, which is filed as Exhibit 1.01 hereto, including the form of Master Forward Confirmation attached as Exhibit C thereto, (ii) the separate Master Forward Confirmations executed by the Additional Forward Purchasers, which are filed as Exhibits 99.01 - 99.05 hereto, (iii) the Original Sales Agreement, which was filed as Exhibit 1.01 to the Company’s Form 8-K filed on January 11, 2021 (the “Original 8-K”) and (iv) the separate Master Forward Confirmations executed by the Existing Forward Purchasers, which were filed as Exhibits 99.01 - 99.05 to the Original 8-K.

In connection with the issuance and sale of the shares of Common Stock, the Company is also filing a legal opinion regarding the validity of the shares of Common Stock as Exhibit 5.01 for the purpose of incorporating the opinion into the Registration Statement.

Cautionary note regarding forward-looking statements

In this Current Report on Form 8-K, Entergy’s statement regarding its remaining equity needs is a “forward-looking statement” within the meaning of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on this forward-looking statement, which applies only as of the date of this Current Report on Form 8-K. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise this or any other forward-looking statement, whether as a result of new information, future events, or otherwise.

Forward-looking statements are subject to a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including (a) those factors discussed elsewhere in this news release and in Entergy’s most recent Annual Report on Form 10-K, any subsequent Quarterly Reports on Form 10-Q, and Entergy’s other reports and filings made under the Securities Exchange Act of 1934; (b) uncertainties associated with (1) rate proceedings, formula rate plans, and other cost recovery mechanisms, including the risk that costs may not be recoverable to the extent or on the timeline anticipated by its utility company subsidiaries and (2) implementation of the ratemaking effects of changes in law; (c) uncertainties associated with (1) realizing the benefits of its resilience plan, including impacts of the frequency and intensity of future storms and storm paths, as well as the pace of project completion and (2) efforts to remediate the effects of major storms and recover related restoration costs; (d) risks associated with operating nuclear facilities, including plant relicensing, operating, and regulatory costs and risks; (e) changes in decommissioning trust fund values or earnings or in the timing or cost of decommissioning Entergy’s nuclear plant sites; (f) legislative and regulatory actions and risks and uncertainties associated with claims or litigation by or against Entergy and its subsidiaries; (g) risks and uncertainties associated with executing on business strategies, including strategic transactions that Entergy or its subsidiaries may undertake and the risk that any such transaction may not be completed as and when expected and the risk that the anticipated benefits of the transaction may not be realized; (h) direct and indirect impacts to Entergy or its customers from pandemics, terrorist attacks, geopolitical conflicts, cybersecurity threats, data security breaches, or other attempts to disrupt Entergy’s business or operations, and/or other catastrophic events; and (i) effects on Entergy or its customers of (1) changes in federal, state, or local laws and regulations and other governmental actions or policies, including changes in monetary, fiscal, tax, environmental, or energy policies; (2) changes in commodity markets, capital markets, or economic conditions; and (3) technological change, including the costs, pace of development and commercialization of new and emerging technologies.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.01	First Amendment to Equity Distribution Sales Agreement, dated May 6, 2024, by and among Entergy Corporation and BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, as sales agents and as forward sellers, and Bank of America, N.A., BNP Paribas, Citibank, N.A., Goldman Sachs & Co. LLC, JPMorgan Chase Bank, National Association, New York Branch, Mizuho Markets Americas LLC (with Mizuho Securities USA LLC acting as agent), Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, The Bank of Nova Scotia and Wells Fargo Bank, National Association, as forward purchasers.

5.01	Opinion of Morgan, Lewis & Bockius LLP relating to the Common Stock.

23.01	Consent of Morgan, Lewis & Bockius LLP with respect to its Opinion relating to the Common Stock (included in Exhibit 5.01).

99.01	Master Forward Confirmation, dated May 6, 2024, between the Company and BNP Paribas.

99.02	Master Forward Confirmation, dated May 6, 2024, between the Company and Goldman Sachs & Co. LLC.

99.03	Master Forward Confirmation, dated May 6, 2024, between the Company and Morgan Stanley & Co. LLC.

99.04	Master Forward Confirmation, dated May 6, 2024, between the Company and MUFG Securities EMEA plc.

99.05	Master Forward Confirmation, dated May 6, 2024, between the Company and The Bank of Nova Scotia.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
(Registrant)

Date: May 6, 2024

/s/ Barrett E. Green
(Signature) Barrett E. Green Vice President and Treasurer